SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

The Special Meeting of Shareholders of Calvert
International Equity Fund, a series of Calvert
World Values Fund,
Inc. (the "Fund") was held on December 16, 2016, and adjourned to December 23, 2016, December 28,
2016,
January 6, 2017, January 27, 2017 and February 15,
2017.

Shareholders of the Fund voted on the following proposals:



1.
Approval of a new investment advisory agreement with Calvert Research and Management.






Number of Shares*
For
Against
Abstain**
Uninstructed**
12,134,071
196,788
384,278
2,280,957



2.
Approval of a new investment sub-advisory agreement with Eaton Vance Management
(International)
Limited.






Number of Shares*
For
Against
Abstain**
Uninstructed**
12,106,667
197,598
410,871
2,280,959



3.
Reaffirmation and approval of the Funds ability to invest in notes issued by Calvert Social
Investment
Foundation.






Number of Shares*
For
Against
Abstain**
Uninstructed**
12,193,076
168,227
353,834
2,280,958



4.
Approval of the Funds reliance on a potential future exemptive order that may be granted by the U.S.
Securities and Exchange Commission.






Number of Shares*
For
Against
Abstain**
Uninstructed**
13,192,916
230,852
588,743
2,029,466

Shareholders of Class A shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class A shares of the Fund pursuant to Rule 12b-1 under the
Investment Company Act of 1940, as amended.






Number of Shares*
For
Against
Abstain**
Uninstructed**
4,297,800
129,232
308,778
1,639,657

Shareholders of Class C shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the
Investment Company Act of 1940, as amended.






Number of Shares*
For
Against
Abstain**
Uninstructed**
457,557
11,863
46,483
139,313


Shareholders of Calvert World Values Fund, Inc.
voted on the following proposal:



1.
To elect Directors of Calvert World Values Fund,
Inc.:






Number of Shares*
Nominee
For
Withheld
Richard L. Baird, Jr.
39,776,422
1,439,396
Alice Gresham Bullock
39,831,328
1,384,490
Cari Dominguez
39,839,990
1,375,828
Miles D. Harper III
39,768,678
1,447,140
John G. Guffey, Jr.
39,771,630
1,444,188
Joy V. Jones
39,842,813
1,373,004
Anthony A. Williams
35,278,280
5,937,538
John H. Streur
39,768,579
1,447,239



*
Excludes fractional shares.



**
Uninstructed shares (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a vote against the proposals.
Uninstructed shares are sometimes referred to as broker non-votes. Abstentions were also treated in this manner.


SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

The Special Meeting of Shareholders of Calvert
Capital Accumulation Fund, a series of Calvert
World Values Fund,
Inc. (the "Fund") was held on December 16, 2016 and adjourned to December 23, 2016, December 28,
2016,
January 6, 2017 and January 27, 2017.

Shareholders of the Fund voted on the following proposals:



1.
Approval of a new investment advisory agreement with Calvert Research and Management.






Number of Shares*
For
Against
Abstain**
Uninstructed**
5,632,932
86,160
305,435
1,220,098



2.
Reaffirmation and approval of the Funds ability to invest in notes issued by Calvert Social
Investment
Foundation.






Number of Shares*
For
Against
Abstain**
Uninstructed**
5,651,257
83,973
289,297
1,220,097



3.
Approval of the Funds reliance on a potential future exemptive order that may be granted by the U.S.
Securities and Exchange Commission.






Number of Shares*
For
Against
Abstain**
Uninstructed**
5,608,793
95,114
320,621
1,220,096

Shareholders of Class A shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class A shares of the Fund pursuant to Rule 12b-1 under the
Investment Company Act of 1940, as amended.






Number of Shares*
For
Against
Abstain**
Uninstructed**
2,522,119
70,494
262,360
862,636

Shareholders of Class C shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the
Investment Company Act of 1940, as amended.






Number of Shares*
For
Against
Abstain**
Uninstructed**
421,623
1,361
33,238
68,816




Shareholders of Calvert World Values Fund, Inc.
voted on the following proposal:



1.
To elect Directors of Calvert World Values Fund,
Inc.:






Number of Shares*
Nominee
For
Withheld
Richard L. Baird, Jr.
39,776,422
1,439,396
Alice Gresham Bullock
39,831,328
1,384,490
Cari Dominguez
39,839,990
1,375,828
Miles D. Harper III
39,768,678
1,447,140
John G. Guffey, Jr.
39,771,630
1,444,188
Joy V. Jones
39,842,813
1,373,004
Anthony A. Williams
35,278,280
5,937,538
John H. Streur
39,768,579
1,447,239



*
Excludes fractional shares.



**
Uninstructed shares (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a vote against the proposals.
Uninstructed shares are sometimes referred to as broker non-votes. Abstentions were also treated in this manner.


SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

The Special Meeting of Shareholders of Calvert
International Opportunities Fund, a series of Calvert World Values
Fund, Inc. (the "Fund") was held on December 16,
2016, and adjourned to December 23, 2016, December
28, 2016
and January 6, 2017.

Shareholders of the Fund voted on the following proposals:



1.
Approval of a new investment advisory agreement with Calvert Research and Management.






Number of Shares*
For
Against
Abstain**
Uninstructed**
9,658,201
223,481
263,964
2,689,658



2.
Approval of a new investment sub-advisory agreement with Eaton Vance Management
(International)
Limited.






Number of Shares*
For
Against
Abstain
Uninstructed**
9,607,898
234,705
303,042
2,689,659



3.
Reaffirmation and approval of the Funds ability to invest in notes issued by Calvert Social
Investment
Foundation.






Number of Shares*
For
Against
Abstain
Uninstructed**
9,655,817
243,440
246,391
2,689,657



4.
Approval of the Funds reliance on a potential future exemptive order that may be granted by the U.S.
Securities and Exchange Commission.






Number of Shares*
For
Against
Abstain
Uninstructed**
9,631,141
238,258
276,247
2,689,658

Shareholders of Class A shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class A shares of the Fund pursuant to Rule 12b-1 under the
Investment Company Act of 1940, as amended.






Number of Shares*
For
Against
Abstain
Uninstructed**
4,252,432
47,905
365,266
1,152,947

Shareholders of Class C shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the
Investment Company Act of 1940, as amended.






Number of Shares*
For
Against
Abstain**
Uninstructed**
130,739
543
12,680
30,008



Shareholders of Calvert World Values Fund, Inc.
voted on the following proposal:



1.
To elect Directors of Calvert World Values Fund,
Inc.:






Number of Shares*
Nominee
For
Withheld
Richard L. Baird, Jr.
39,776,422
1,439,396
Alice Gresham Bullock
39,831,328
1,384,490
Cari Dominguez
39,839,990
1,375,828
Miles D. Harper III
39,768,678
1,447,140
John G. Guffey, Jr.
39,771,630
1,444,188
Joy V. Jones
39,842,813
1,373,004
Anthony A. Williams
35,278,280
5,937,538
John H. Streur
39,768,579
1,447,239



*
Excludes fractional shares.



**
Uninstructed shares (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a vote against the proposals.
Uninstructed shares are sometimes referred to as broker non-votes. Abstentions were also treated in this manner.


SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

The Special Meeting of Shareholders of Calvert
Emerging Markets Equity Fund, a series of Calvert
World Values
Fund, Inc. (the "Fund") was held on December 16,
2016 and adjourned to December 23, 2016, December
28, 2016
and January 6, 2017.

Shareholders of the Fund voted on the following proposals:



1.
Approval of a new investment advisory agreement with Calvert Research and Management.






Number of Shares*
For
Against
Abstain**
Uninstructed**
4,503,667
63,107
81,082
1,491,938



2.
Approval of a new investment sub-advisory agreement with Hermes Investment Management
Limited.






Number of Shares*
For
Against
Abstain**
Uninstructed**
4,441,478
43,957
162,420
1,491,938



3.
Reaffirmation and approval of the Funds ability to invest in notes issued by Calvert Social
Investment
Foundation.






Number of Shares*
For
Against
Abstain**
Uninstructed**
4,522,181
45,505
80,171
1,491,937



4.
Approval of the Funds reliance on a potential future exemptive order that may be granted by the U.S.
Securities and Exchange Commission.






Number of Shares*
For
Against
Abstain**
Uninstructed**
4,488,360
44,085
115,408
1,491,940

Shareholders of Class A shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class A shares of the Fund pursuant to Rule 12b-1 under the
Investment Company Act of 1940, as amended.






Number of Shares*
For
Against
Abstain**
Uninstructed**
1,094,708
23,541
80,709
421,528

Shareholders of Class C shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the
Investment Company Act of 1940, as amended.






Number of Shares*
For
Against
Abstain**
Uninstructed**
36,701
0
5,842
6,465



Shareholders of Calvert World Values Fund, Inc.
voted on the following proposal:



1.
To elect Directors of Calvert World Values Fund,
Inc.:






Number of Shares*
Nominee
For
Withheld
Richard L. Baird, Jr.
39,776,422
1,439,396
Alice Gresham Bullock
39,831,328
1,384,490
Cari Dominguez
39,839,990
1,375,828
Miles D. Harper III
39,768,678
1,447,140
John G. Guffey, Jr.
39,771,630
1,444,188
Joy V. Jones
39,842,813
1,373,004
Anthony A. Williams
35,278,280
5,937,538
John H. Streur
39,768,579
1,447,239



*
Excludes fractional shares.



**
Uninstructed shares (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a vote against the proposals.
Uninstructed shares are sometimes referred to as broker non-votes. Abstentions were also treated in this manner.